Exhibit 99.1

Northern Oil and Gas, Inc. CEO and President Swap Titles, Further Positioning the Company to Capitalize on Growth Opportunities

MINNEAPOLIS, MINNESOTA - July 5, 2018 - Northern Oil and Gas, Inc. (NYSE American: NOG) today announced it is realigning executive job responsibilities in an effort to optimize the daily management of the company and better position the company to capitalize on growth opportunities. Mike Reger, Northern’s founder and current CEO, will assume the title of President, effective July 5, 2018, and will focus his extensive knowledge of the Williston Basin solely on acquisition opportunities. Brandon Elliott, current President, will assume the title of CEO, effective July 5, 2018, and will be responsible for the day-to-day operations of the company and investor relations with Northern’s CFO, Nick O’Grady.

“Since returning to Northern, Brandon and I have continued our longstanding conversation about how to best position the company for success,” commented Mike Reger. “As a significant shareholder, I want my focus to be where I can add the most value to Northern and its shareholders, which is to allocate 100% of my time to growing acreage and production through accretive acquisitions. Brandon will focus on day-to-day operations and investor relations - two areas in which he excels. The Board and I have agreed to this re-alignment of responsibilities and title swap, and we are unanimous in our belief that it will further drive our growth strategy and enhance shareholder value.”

ABOUT NORTHERN OIL AND GAS

Northern Oil and Gas, Inc. is an exploration and production company with a core area of focus in the Williston Basin Bakken and Three Forks play in North Dakota and Montana.

More information about Northern Oil and Gas, Inc. can be found at www.NorthernOil.com.

SAFE HARBOR

This press release contains forward-looking statements regarding future events and future results that are subject to the safe harbors created under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”). All statements other than statements of historical facts included in this release regarding Northern’s financial position, business strategy, plans and objectives of management for future operations, industry conditions, and indebtedness covenant compliance are forward-looking statements. When used in this release, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “continue,” “anticipate,” “target,” “could,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. Items contemplating or making assumptions about actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond Northern’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: changes in crude oil and natural gas prices, the pace of drilling and completions activity on Northern’s properties, Northern’s ability to acquire additional development opportunities, changes in Northern’s reserves estimates or the value thereof, general economic or industry conditions, nationally and/or in the communities in which Northern conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, Northern’s ability to raise or access capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, and other economic, competitive, governmental, regulatory and technical factors affecting Northern’s operations, products, services and prices.

Northern has based these forward-looking statements on its current expectations and assumptions about future events. While management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond Northern’s control. Northern does not undertake any duty to update or revise any forward-looking statements, except as may be required by the federal securities laws.

CONTACT:

Nicholas O’Grady
Chief Financial Officer
(952) 476-9800
nogrady@northernoil.com

Source: Northern Oil and Gas, Inc.